UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 8, 2008
Date of Report (Date of earliest event reported)

Commission File Number: 333-146627

Baron Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

26-0582528
(I.R.S. Employer ID Number)

1081 S. Cimarron, Unit #B5, Las Vegas, Nevada 89145
(Address of principal executive offices) (Zip code)

702-993-7424
(Issuer's telephone number)

Nevwest Explorations Corp.
(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

     During September, 2008, Baron Energy, Inc. (the "Company") explored the acquisition of an oil, gas, and mineral leasehold working interests in Baylor County, Texas from Lucas Energy, Inc. ("Lucas") in exchange for two hundred thirteen thousand five hundred dollars ($213,500). After geological and financial review, the agreement was finally accepted and executed on October 8, 2008 with completion to occur on or before October 14, 2008. Pursuant to the terms of the agreement (attached hereto as Exhibit 10.8), the Company will acquire all of Lucas' right, title and interest in the property described in the agreement as "Rendham Pool, Green Lease, (RRC ID# 01423)" and will assume all liabilities and obligations with regard to that property including the obligation to deliver 225 barrels of oil to a third party.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On October 14, 2008, Baron Energy, Inc. (the "Company") acquired Lucas' right, title and interest in the property described in the agreement as "Rendham Pool, Green Lease, (RRC ID# 01423)" and assumed all liabilities and obligations with regard to the property for two hundred thirteen thousand five hundred dollars ($213,500) including the obligation to deliver 225 barrels of oil to a third party.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Attached hereto is the audited statements of combined revenues and direct operating expenses of the oil and gas properties purchased from Lucas by Baron for the years ended July 31, 2008 and 2007, and related notes thereto, together with the Report of Independent Registered Public Accounting Firm of GBH CPAs, PC concerning the statements and related notes. The properties acquired are herein referred to as the “Properties” or the “Acquisition”.

(b) Pro Forma Financial Information

Attached hereto for Baron Energy, Inc. is the Unaudited Pro Forma Condensed Combined Balance Sheet as of July 31, 2008, the Unaudited Pro Forma Condensed Combined Statements of Operations, adjusted to show the pro forma effects of the Acquisition as of July 31, 2008.

(c) Exhibit 10.3 Agreement between the Company and Lucas Energy, Inc. for the Purchase/Sale of Oil, Gas and Mineral Leasehold Interests in Baylor County, Texas, dated October 8, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Baron Energy, Inc.
Houston, Texas

We have audited the accompanying statement of combined revenues and direct operating expenses of the oil and gas properties purchased from Lucas Energy, Inc. for the years ended July 31, 2008 and 2007. These financial statements are the responsibility of Baron Energy, Inc.’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Baron Energy, Inc.’s Form 8-K and is not intended to be a complete financial presentation of the properties described above.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined revenues and direct operating expenses of the oil and gas properties purchased from Lucas Energy, Inc. in the Rendham Pool, Green Lease properties for the years ended July 31, 2008 and 2007, in conformity with accounting principles generally accepted in the United States.

GBH CPAs, PC
www.gbhcpas.com
Houston, Texas
October 13, 2008

BARON ENERGY, INC.
STATEMENTS OF COMBINED REVENUE AND DIRECT OPERATING EXPENSES OF THE OIL AND
GAS PROPERTIES PURCHASED FROM LUCAS ENERGY, INC.

	Twelve Months Ended July 31,

	2008	2007

Revenues	$25,566	$23,710
Operating Expenses	27,947	21,510

Excess (deficiency) of revenues over direct
operating expenses	$(2,381)	$2,200

The accompanying notes are an integral part of this financial statement.

BARON ENERGY, INC.
NOTES TO STATEMENTS OF COMBINED REVENUE AND DIRECT OPERATING EXPENSES OF
THE OIL AND GAS PROPERTIES PURCHASED FROM LUCAS ENERGY, INC.

(1) THE PROPERTIES

On October 14, 2008, Baron Energy, Inc. (“Baron”) purchased the right, title and interest in the in the Properties described below for $213,500, plus an obligation to deliver 225 barrels of oil to a third party, in exchange for 100% of the working interests of:

(A) Oil & Gas Lease dated May 19, 1938 between F. C. Green, et ux, as Lessors, and The British-American Oil Producing Company, as Lessee, such lease is sometimes referred to as the Green “K” Lease, and said lease is duly recorded in Volume 94, Pages 61 of the Deed Records of Baylor County, Texas.

(B) Oil & Gas Lease dated May 19, 1938 between F. C. Green, et ux, as Lessors, and The British-American Oil Producing Company, as Lessee, such lease is sometimes referred to as the Green “M” Lease, and said lease is duly recorded in Volume 94, Pages 57 of the Deed Records of Baylor County, Texas.

(C) All equipment on the above leases.

Baron assumed all liabilities and obligations of the Properties including asset retirement obligations and an obligation to deliver 225 barrels of oil to a third party.

(2) BASIS FOR PRESENTATION

The statements of combined revenue and direct operating expenses have been derived from Lucas’ historical financial records and are prepared on the accrual basis of accounting. Revenues and operating expenses as set forth in the accompanying statements include revenues from oil and gas production, net of royalties, and associated operating expenses related to the net revenue interest and net working interest, respectively. These revenues and expenses in the Properties represent Baron's acquired interest.

During the periods presented, the Properties were not accounted for or operated as a separate division by Lucas. Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.

These statements vary from an income statement in that it does not show certain expenses, which were incurred in connection with the ownership of the Properties, such as general and administrative expenses, and income taxes. These costs were not separately allocated to the Properties in the Lucas historical financial records and any pro forma allocation would be both time consuming and expensive and would not be a reliable estimate of what these costs would actually have been had the Properties been operated historically as a stand-alone entity. In addition, these allocations, if made using historical Lucas general and administrative structures and tax burdens, would not produce allocations that would be indicative of the historical performance of the Properties had they been assets of the Company due to the varying size, structure, and operations between the Company. and Lucas. This statement also does not include provisions for depreciation, depletion and amortization as such amounts would not be indicative of future costs and those costs which would be incurred by the Company upon allocation of the purchase price. Accordingly, the financial statements and other information presented are not indicative of the financial condition or results of operations of the Properties going forward due to the changes in the business and the omission of various operating expenses.

For the same reason, primarily the lack of segregated or easily obtainable reliable data on asset values and related liabilities, a balance sheet is not presented for the Properties.

At the end of the economic life of these fields, certain restoration and abandonment costs will be incurred by the respective owners of these fields. No expenses for these costs is included in the direct operating expenses.

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Cost Recognition

Baron recognizes oil and natural gas revenue under the sales method of accounting for its interests in producing wells as oil and natural gas is produced and sold from those wells. Oil and natural gas sold is not significantly different from production. Costs associated with production are expensed in the period incurred.

(4) COMMITMENTS AND CONTINGENCIES

Pursuant to the terms of the agreement, Baron assumed all liabilities and obligations accruing to ownership of the Properties from and after the August 1, 2008 and the obligation to plug and abandon existing wells and related facilities in compliance with applicable laws and regulations. Baron also assumed the obligation to deliver 225 barrels of oil to a third party for which Lucas has previously received the proceeds.

(5) SUPPLEMENTAL OIL AND GAS INFORMATION (Unaudited)

Proved oil and gas reserve quantities are based on estimates prepared by the Lucas’ engineers in accordance with guidelines established by the Securities Exchange Commission (SEC).

There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production. The following reserve data related to the Properties represent estimates only and should not be construed as being exact. The reliability of these estimates at any point in time depends on both the quality and quantity of the technical and economic data, the performance of the reservoirs, as well as extensive engineering judgment. Consequently, reserve estimates are subject to revision as additional data becomes available during the producing life of a reservoir. The evolution of technology may also result in the application of improved recovery techniques, such as supplemental or enhanced recovery projects, which have the potential to increase reserves beyond those currently envisioned.

Estimates of proved reserves are derived from quantities of crude oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing operating and economic conditions and rely upon a production plan and strategy.

Statement of Financial Accounting Standards No. 69, Disclosures About Oil and Gas Producing Activities ("FAS 69"), requires calculation of future net cash flows using a 10% annual discount factor and year-end prices, costs and statutory tax rates, except for known future changes such as contracted prices and legislated tax rates.

The information for the reserves for the years ended July 31, 2008 and 2007 is as follows:

	Oil	Gas
	(Bbls)	(Mcf)
Total Proved Reserves:
Balance, July 31, 2006	11,778		-
Revisions of previous estimates	(86)
Sales of oil and gas produced, net	(408)		-

Balance, July 31, 2007	11,284		-
Revisions of previous estimates	(7,007)		-
Sales of oil and gas produced, net	(276)		-

Balance, July 31, 2008	4,001		-

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS RELATING TO PROVED OIL AND GAS RESERVES

The following disclosures concerning the standardized measure of future cash flows from proved oil and gas reserves are presented in accordance with FAS 69. As prescribed by FAS 69, the amounts shown are based on prices and costs at the end of each period and a 10 percent annual discount factor.

Future cash flows are computed by applying fiscal year-end prices of natural gas and oil to year-end quantities of proved natural gas and oil reserves. Future operating expenses and development costs are computed primarily by the Company's internal petroleum engineers by estimating the expenditures to be incurred in developing and producing the Acquisition's proved natural gas and oil reserves at the end of the year, based on year end costs and assuming continuation of existing economic conditions. Future income taxes are based on currently enacted statutory rates.

The standardized measure of discounted future net cash flows is not intended to represent the replacement costs or fair value of the Acquisition's natural gas and oil properties. An estimate of fair value would take into account, among other things, anticipated future changes in prices and costs, and a discount factor more representative of the time value of money and the risks inherent in reserve estimates of natural gas and oil producing operations.

The standardized measure of discounted future net cash flows relating to proved oil and gas reserves attributed to the Acquisition is as follows:

	As of July 31,
	2008	2007
Future cash in flows	$534,458	$834,903
Future costs -
Production costs	(314,492)	(399,941)
Development costs	-	-

Future net cash flows before income taxes	219,966	434,962

Future income taxes	(76,988)	(152,237)

Future net cash flows before discount	142,978	282,726
Discount at 10% annual rate	(18,245)	(98,011)
Standardized measure of discounted future net cash flows	$124,733	$184,714

The principal changes in the standardized measure of discounted future net cash flows relating to the proven oil and gas reserves are as follows:

	Year Ended July 31,

	2008	2007

Standardized measure, beginning of year	$184,714	$196,176
Sales of oil and gas produced, net	-	(2,200)
Extensions, discoveries and improved recovery	-	-
Revisions of previous estimates	(232,666)	(17,852)
Purchases of minerals in place	-	-
Sales of minerals in place	-	-
Net changes in prices and production costs	180,822	(6,981)
Accretion of discount	30,970	(19,619)
Development costs incurred	-	-
Previously estimated development costs incurred during the period	-	-
Net change in income taxes	75,249	(9,215)
Change in timing of estimated future production	(114,356)	(13,263)
Standardized measure, end of year	$124,733	$184,714

BARON ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED Financial Statements

The following unaudited pro forma condensed financial statements and related notes are presented to show effects of the acquisition of the Properties purchased by Baron Energy, Inc. from Lucas Energy, Inc.

The pro forma condensed balance sheet is based on the assumption that the Acquisition occurred effective July 31, 2008. The pro forma condensed statements of operations are based on the assumption that the Acquisition occurred effective at the beginning of each year presented. Excluded from the pro forma condensed financial statements are other expenses which include interest, accretion of retirement obligations, and corporate income taxes. These pro forma condensed statements of operations are not indicative of the results of operations of the acquired properties due to the exclusion of the above mentioned expenses.

Pro forma data is based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed combined balance sheet. The unaudited pro forma condensed combined balance sheet and unaudited condensed combined statements of operations should be read in conjunction with the notes thereto, Baron Energy, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2008 and 2007 and the Statements of Revenue and Operating Expenses of the Oil and Gas Properties Purchased from Lucas Energy, Inc. included herein.

BARON ENERGY, INC.
(formerly Nevwest Explorations Corp.)
(An Exploration Stage Company)
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2008

		Pro Forma
	Baron Energy,
	Inc.	Adjustments		Pro Forma

REVENUES	$-	$25,566	(a)	$25,566

EXPENSES:
General & Administrative Expenses	12,156	-		12,156
Depreciation, depletion and amortization		15,840	(b)	15,840
Direct operating expenses	7,750	27,947	(a)	35,697

Total Expenses	19,906	43,787		63,693

Net Income (Loss)	$(19,906)	$(18,221)		$(38,127)

The accompanying notes to unaudited pro forma condensed financial statements are an integral part of these statements.

BARON ENERGY, INC.
(formerly Nevwest Explorations Corp.)
(An Exploration Stage Company)
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
AS OF JULY 31, 2008

ASSETS

	Baron	Pro Forma
	Energy, Inc.	Adjustments		Pro Forma
Current Assets
Cash	$49,754	$136,500	(1,4)	$186,254
Deposits	4,750	-		4,750

Total Current Assets	54,504	136,500		191,004

Oil and gas properties	-	245,577	(1)	245,577

Total Assets	$54,504	$382,077		$436,581

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
Production liability	$-	$29,571	(3)	$29,571
Total Current Liabilities	-	29,571		29571

Non-Current Liabilities
ARO Liability	-	2,506	(2)	2,506
Total Liabilities	-	32,077		32,077

Stockholders' Equity
Common stock, $0.001 par value, 75,000,000
shares authorized; 12,000,000 shares issued
and outstanding as of July 31, 2008	12,000	700	(4)	12,700

Additional paid-in capital	63,000	349,300	(4)	412,300
Deficit accumulated during exploration stage	(20,496)	-		(20,496)
Total Stockholders' Equity	54,504	-		404,504

TOTAL LIABILITIES &
STOCKHOLDERS’ EQUITY	$54,504	$382,077		$436,581

The accompanying notes to unaudited pro forma condensed financial statements are an integral part of these financial statements.

BARON ENERGY, INC.
NOTES TO UNAUDITED PRO FORMA
CONDENSED BALANCE SHEET AND CONDENSED STATEMENTS OF OPERATIONS

BASIS OF PRESENTATION

The unaudited pro forma condensed balance sheet as of July 31, 2008 and condensed statement of operations are based on the unaudited financial statements of Baron Energy, Inc. as of and for the year ended July 31, 2008, the audited statements of combined revenues and direct operating expenses of the Oil and Gas Properties purchased from Lucas Energy, Inc. for the year ended July 31, 2008, and the adjustments and assumptions described below.

PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed statements of operations reflect the following adjustments:

a.	Record revenues and direct operating expenses for the Properties during the respective reporting period.

b.	Record depletion of the Properties associated with the production of reserves during the respective reporting period.

The unaudited pro forma condensed balance sheet reflects the following adjustments:

1.	Record the acquisition cost of the Properties purchased from Lucas Energy, Inc including the purchase price of $213,500 and the assumption of a production liability.

2.	Record the assumption of the asset retirement obligation of $2,506 as of July 31, 2008.

3.	Record the assumption of the production liability of 225 barrel of oil due to TMG Partners, LLC.

4.	Record cash received in private placement of equity in the aggregate amount of $350,000 subsequent to July 31, 2008. The Company sold 700,000 shares of common stock at a price of $0.50 per share.

PRO FORMA STANDARDIZED MEASUREMENT OF OIL AND GAS

As of the period ended July 31, 2008, and prior to the Acquisition, the Company had no oil and gas properties to report. Accordingly, the Company has no reportable disclosures required by SFAS 69 for the period prior to the Acquisition. Therefore, no pro forma information is required. Supplemental oil and gas disclosures of the acquired properties are presented elsewhere herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2008

BARON ENERGY INC.

/s/ Michael Maguire
Michael Maguire
Interim Chief Executive Officer